V-Shares MSCI World ESG Materiality and Carbon Transition ETF
(Trading Symbol: VMAT)
V-Shares US Leadership Diversity ETF
(Trading Symbol: VDNI)
(each a “Fund”, collectively, the “Funds”)

each a series of Managed Portfolio Series (the “Trust”)

Supplement dated August 18, 2023 to the
Summary Prospectuses, Prospectus and SAI
each dated February 28, 2023

Change in Sub-Adviser

At a meeting of the Board of Trustees of the Trust (the “Board”) held on May 23-24, 2023, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940), approved a new investment sub-advisory agreement, on behalf of the Funds, with Vident Advisory, LLC (“VA”).  This new investment sub-advisory agreement was subsequently approved by each Fund’s shareholders on August 16, 2023. Vident Investment Advisory, LLC (“VIA”) previously served as the Funds’ sub-adviser.

With VA’s appointment as sub-adviser to each Fund, there are no changes in any portfolio manager, investment objective, principal investment strategy, or investment policy of a Fund. Under the new investment sub-advisory agreement, VA will receive the same compensation that VIA received under the prior investment sub-advisory agreement, which will continue to be paid by the Adviser and not the Funds.

The change in sub-adviser was necessitated by a transaction between Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, and VA (the “Transaction”). As part of the Transaction, VIA was wound up and all of its assets and liabilities were transferred to VA. MM VAM, LLC is an entity controlled by Casey Crawford and therefore Mr. Crawford effectively controls VA.

All references to Vident Investment Advisory, LLC as sub-adviser to the Funds in the Summary Prospectus, Prospectus and SAI are hereby replaced with Vident Advisory, LLC.

Please keep this supplement for future reference.